Principal Funds, Inc.
Supplement dated July 2, 2019
to the Statutory Prospectus dated March 1, 2019
(as supplemented on March 18, 2019, April 3, 2019, April 9, 2019, April 12, 2019, April 29, 2019, May 24, 2019, May 31, 2019, June 14, 2019,
June 24, 2019 and July 1, 2019)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR GLOBAL DIVERSIFIED INCOME FUND
Under Performance, delete the Average Annual Total Returns table and replace with the following:

Average Annual Total Returns
For the periods ended December 31, 2018	1 Year	5 Years	10 Years
Class A Return Before Taxes	(9.19)%	2.45%	8.77%
Class A Return After Taxes on Distributions	(10.61)%	0.46%	6.34%
Class A Return After Taxes on Distributions and Sale of Fund Shares	(5.25)%	1.10%	6.06%
Class C Return Before Taxes	(7.24)%	2.46%	8.36%
Institutional Class Return Before Taxes	(5.39)%	3.56%	9.48%
Class R-6 Return Before Taxes	(5.43)%	3.54%	9.44%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)	(2.08)%	3.84%	11.14%
Bloomberg Barclays Global Aggregate Index (reflects no deduction for fees, expenses, or taxes)	(1.20)%	1.08%	2.49%
MSCI World Value Index (NR) (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	(10.78)%	2.98%	8.24%
GDI Blended Index (except as noted for MSCI Value Index NR, reflects no deduction for fees, expenses, or taxes)	(3.05)%	1.56%	3.77%
In the Performance section, delete the second paragraph under the Average Annual Total Returns table and replace with the following:
Performance of a blended index shows how the Fund’s performance compares to a blend of indices with similar investment objectives. Performance of each component of the blended index is also shown. The weightings for the GDI Blended Index are: 80% Bloomberg Barclays Global Aggregate Index and 20% MSCI World Value Index NR. The custom or blended index returns reflect the allocation in effect for the time period(s) for which the fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.
Effective July 1, 2019, the Fund’s primary benchmark changed from Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index to the Bloomberg Barclays Global Aggregate Index because the latter more closely aligns with the Fund’s current investment approach.
In the Management section, under Sub-Advisors, delete Logan Circle Partners, L.P. and replace with MetLife Investment Management, LLC.

MANAGEMENT OF THE FUNDS
In The Sub-Advisors section, delete references to Logan Circle Partners, L.P. and replace with the following:

Sub-Advisor:	MetLife Investment Management, LLC (“MIM”), Three Logan Square, 1717 Arch Street, Suite 1500, Philadelphia, PA 19103, is a registered investment advisor founded in 2007.

Fund:	a portion of Global Diversified Income (one of the sub-advisors for the emerging markets debt portion)